Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
( in thousands, except share data)
	(1)	(2)
	March 31,	December 31,
	2013	2012
ASSETS
Cash and due from banks	$6,705	$14,261
Interest bearing deposits with banks	4,834	136
Cash and cash equivalents	11,539	14,397

Interest bearing time deposits with banks	847	847
Securities available for sale	129,082	122,338
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,472	1,726
Investment in unconsolidated subsidiary	4,034	4,000
Loans held for sale	380	-
Loans	272,108	277,500
Less: Allowance for loan losses	(2,316)	(3,281)
Total loans, net of allowance for loan losses	269,792	274,219
Premises and equipment, net	6,352	6,472
Other real estate owned	162	428
Bank owned life insurance and annuities	14,508	14,402
Equity investment in low income housing project	3,946	3,796
Core deposit intangible	153	164
Goodwill	2,046	2,046
Accrued interest receivable and other assets	4,454	4,034
Total assets	$448,767	$448,869
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$70,524	$71,318
Interest bearing	317,954	315,433
Total deposits	388,478	386,751

Securities sold under agreements to repurchase	3,828	3,836
Short-term borrowings	-	1,600
Other interest bearing liabilities	1,309	1,305
Accrued interest payable and other liabilities	4,769	5,080
Total liabilities	398,384	398,572
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,218,361 shares at March 31, 2013;
4,218,361 shares at December 31, 2012	4,746	4,746
Surplus	18,352	18,346
Retained earnings	38,902	38,824
Accumulated other comprehensive loss	(1,417)	(1,419)
Cost of common stock in Treasury:
527,465 shares at March 31, 2013;
527,465 shares at December 31, 2012	(10,200)	(10,200)
Total stockholders' equity	50,383	50,297
Total liabilities and stockholders' equity	$448,767	$448,869

(1) Unaudited
(2) Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share and per share data)
	Three Months Ended
	March 31,
	2013	2012
Interest income:
Loans, including fees	$3,690	$4,195
Taxable securities	297	330
Tax-exempt securities	151	178
Other interest income	6	8
Total interest income	4,144	4,711
Interest expense:
Deposits	757	965
Securities sold under agreements to repurchase	1	1
Other interest bearing liabilities	5	6
Total interest expense	763	972
Net interest income	3,381	3,739
Provision for loan losses	80	1,108
Net interest income after provision for loan losses	3,301	2,631
Non-interest income:
Customer service fees	310	313
Debit card fee income	194	204
Earnings on bank-owned life insurance and annuities	97	106
Trust fees	89	106
Commissions from sales of non-deposit products	116	87
Income from unconsolidated subsidiary	54	57
Fees derived from loan activity	60	39
Gains on sales of loans	96	65
Gains on calls of securities	1	-
Other non-interest income	60	65
Total non-interest income	1,077	1,042
Non-interest expense:
Employee compensation expense	1,223	1,278
Employee benefits	462	535
Occupancy	245	229
Equipment	120	133
Data processing expense	354	356
Director compensation	57	59
Professional fees	95	88
Taxes, other than income	123	118
FDIC Insurance premiums	90	79
(Gain) loss on sales of other real estate owned	(26)	2
Amortization of intangibles	11	11
Other non-interest expense	281	357
Total non-interest expense	3,035	3,245
Income before income taxes	1,343	428
Provision for income taxes	337	10
Net income	$1,006	$418
Earnings per share
Basic	$0.24	$0.10
Diluted	$0.24	$0.10
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,218,361	4,228,218
Weighted average diluted shares outstanding	4,219,526	4,231,276

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share and per share data)
	Three Months Ended
	March 31,	December 31,
	2013	2012
Interest income:
Loans, including fees	$3,690	$3,893
Taxable securities	297	307
Tax-exempt securities	151	184
Other interest income	6	6
Total interest income	4,144	4,390
Interest expense:
Deposits	757	847
Securities sold under agreements to repurchase	1	2
Short-term borrowings	-	1
Other interest bearing liabilities	5	4
Total interest expense	763	854
Net interest income	3,381	3,536
Provision for loan losses	80	174
Net interest income after provision for loan losses	3,301	3,362
Non-interest income:
Customer service fees	310	325
Debit card fee income	194	198
Earnings on bank-owned life insurance and annuities	97	105
Trust fees	89	74
Commissions from sales of non-deposit products	116	65
Income from unconsolidated subsidiary	54	69
Fees derived from loan activity	60	51
Gains on sales of loans	96	147
Gains on calls of securities	1	-
Other non-interest income	60	68
Total non-interest income	1,077	1,102
Non-interest expense:
Employee compensation expense	1,223	1,309
Employee benefits	462	583
Occupancy	245	240
Equipment	120	126
Data processing expense	354	366
Director compensation	57	57
Professional fees	95	76
Taxes, other than income	123	92
FDIC Insurance premiums	90	85
(Gain) loss on sales of other real estate owned	(26)	31
Amortization of intangibles	11	11
Other non-interest expense	281	363
Total non-interest expense	3,035	3,339
Income before income taxes	1,343	1,125
Provision for income taxes	337	242
Net income	$1,006	$883
Earnings per share
Basic	$0.24	$0.20
Diluted	$0.24	$0.20
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,218,361	4,230,469
Weighted average diluted shares outstanding	4,219,526	4,231,888